Exhibit 10.12(c)

AMENDMENT NO. 2 TO AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

This Amendment No. 2 to Amended and Restated Receivables Sale Agreement dated as of May 31, 2013 (this “Second Amendment”) is by and among Smithfield Foods, Inc., a Virginia corporation (“Smithfield”), SFFC, Inc., a Delaware corporation (“SFFC”), each of Farmland Foods, Inc., a Delaware corporation, Smithfield of Canada, Ltd., a company incorporated under the laws of Canada, The Smithfield Packing Company, Incorporated, a Delaware corporation, Premium Pet Health, LLC, a Delaware limited liability company, Patrick Cudahy, LLC, a Delaware limited liability company, John Morrell & Co., a Delaware corporation, Smithfield Global Products, Inc., a Delaware corporation, Armour-Eckrich Meats LLC, a Delaware limited liability company, Smithfield Specialty Foods Group, LLC, a Delaware limited liability company (“Specialty Foods”), and American Skin Food Group, LLC, a North Carolina limited liability company (“American Skin”), and such other Originators that may become party to the Original Agreement with the consent of the Administrative Agent (each, unless excluded from the Original Agreement as an Excluded Originator in accordance therewith, an “Originator”) , and Smithfield Receivables Funding LLC, a Delaware limited liability company (“Buyer”). Each of Smithfield, SFFC, each Originator and Buyer may be referred to herein as a “Party” or collectively as the “Parties”.

PRELIMINARY STATEMENTS

WHEREAS, each of the Parties (other than Specialty Foods and American Skin) is a party to that certain Amended and Restated Receivables Sale Agreement dated as of January 31, 2013 among Smithfield, SFFC, the Originators (other than Specialty Foods and American Skin) and Buyer (as amended prior to the date hereof, the “Original Agreement”);

WHEREAS, the Parties desire to amend the Original Agreement in the manner set forth in this Second Amendment and in accordance with Section 7.1(b) of the Original Agreement and Section 7.1(g) of the Credit and Security Agreement; and

WHEREAS, the Parties are entering into this Second Amendment with the written consent of the Administrative Agent for the benefit of the Lenders.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the Parties hereby agree as follows:

ARTICLE I
AMENDMENT; JOINDER

Section 1.1    Amendment. With effect from May 1, 2013:

(a)
the definition of “Originator” in the Original Agreement shall be hereby amended to include Specialty Foods and American Skin, with the result that each of Specialty Foods and American Skin shall be deemed to be an Originator for all purposes under the Amended and Restated Receivables Sale Agreement and the other Transaction Documents;

(b)	Section 1.3(b) of the Original Agreement shall be hereby amended by deleting clause (ii) thereof in its entirety and replacing it with the following:

“(ii) at the request of one or more Originators (other than the Canadian Originator), by causing the Letter of Credit Issuer to issue a Letter of Credit, subject to the terms and conditions (including any limitations therein on the amount of any such issuance) for issuing Letters of Credit under the Credit and Security Agreement, in favor of one or more beneficiaries selected by such Originator(s) in the stated amount requested by such Originator(s) (or, if applicable and permitted by the Credit and Security Agreement, by causing the expiration date of an existing Letter of Credit to be extended at the request of such Originator(s)), in which event the face amount of each such Letter of Credit shall be applied as a payment of the Purchase Price payable by Buyer to such Originator(s) and, in the event of a request by more than one such Originator, such payment shall be applied pro rata in proportion to the amounts of the Purchase Prices payable to such Originators that are satisfied by delivery of each such Letter of Credit;”;

(c)	Section 1.7 of the Original Agreement shall be hereby amended by deleting each reference to “US Originator” therein, and replacing it with “Originator (other than the Canadian Originator)”;

(d)	Section 2.1(o) of the Original Agreement shall be hereby amended by inserting the words “(other than American Skin Food Group, LLC)” immediately following each reference to “Originator” therein;

(e)	Exhibit I to the Original Agreement shall be hereby amended by deleting the definition of “Commencement Date” in its entirety and replacing it with the following:

“Commencement Date” means, (i) with respect to the US Originators, June 21, 2011, being the date set forth in the notice from Buyer to the US Originators, Smithfield and SFFC, with a copy to the Administrative Agent, dated June 15, 2011 and stating that Buyer is prepared to accept the contribution of the Initial Contributed Assets on such date, (ii) with respect to American Skin Food Group, LLC and Smithfield Specialty Foods Group, LLC, May 1, 2013, and (iii) with respect to the Canadian Originator, the date set forth in the notice from Buyer to the Originators, Smithfield and SFFC, with a copy to the Administrative Agent, stating that the Buyer is prepared to purchase Receivables from the Canadian Originator pursuant hereto.”;

(f)	Exhibit I to the Original Agreement shall be hereby amended by deleting the definition of “Commencement Date Notice” in its entirety;

(g)	Exhibit I to the Original Agreement shall be hereby amended by deleting the definition of “US Originator” in its entirety and replacing it with the following:

““US Originator” means any Originator other than the Canadian Originator, American Skin Food Group, LLC and Smithfield Specialty Foods Group, LLC.”;

(h)	Exhibit II to the Original Agreement shall be hereby amended by deleting such Exhibit II in its entirety and replacing it with Exhibit A hereto; and

(i)	Exhibit III to the Original Agreement shall be hereby amended by deleting such Exhibit III in its entirety and replacing it with Exhibit B hereto.

Section 1.2    Joinder. Each of Specialty Foods and American Skin hereby acknowledges the Original Agreement and acknowledges, agrees and confirms that, by its execution of this Second Amendment, it will be deemed to be an Originator under the Original Agreement, as amended by this Second Amendment, and shall have all of the obligations of an Originator thereunder as if it had executed the Original Agreement, as amended by this Second Amendment.

Section 1.3     Effect of Amendment. Except as expressly set forth herein, this Second Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Original Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 1.4    References. On and after the effective date of this Second Amendment, each reference in the Original Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” and words of similar import referring to the Original Agreement, and each reference in the other Transaction Documents to the “Sale Agreement”, “thereunder”, “thereof” or words of similar import referring to the Original Agreement, shall mean a reference to the Original Agreement, as amended by and in accordance with this Second Amendment.

ARTICLE II
REPRESENTATIONS

Section 2.1.    Each of Smithfield, SFFC and each Originator represents and warrants to Buyer on the date hereof that it has duly authorized, executed and delivered this Second Amendment and that this Second Amendment constitutes a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).
Section 2.2. Each of Smithfield, SFFC and each Originator further represents and warrants to Buyer that, as of the date of this Second Amendment: (a) each of the representations and warranties made by it pursuant to Section 2.1 of the Original Agreement (as amended by this Second Amendment) is true and correct as though made on and as of such date (except with respect to those representations and warranties that by their express terms relate solely to an earlier date) and (b) no event has occurred and is continuing that will constitute a Termination Event or an Unmatured Termination Event.

ARTICLE III
MISCELLANEOUS

Section 3.1    Definitions; Interpretation. All capitalized terms used but not otherwise defined herein shall have the meanings assigned thereto in the Original Agreement.

Section 3.2    Headings. The section headings contained in this Second Amendment are for reference purposes only and shall not affect the meaning or interpretation of this Second Amendment.

Section 3.3    Amendment. No provision of this Second Amendment may be amended, modified or supplemented except by the written agreement of all of the Parties.

Section 3.4    Counterparts. This Second Amendment may be executed in any number of counterparts and by different Parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same Agreement.

Section 3.5    Transaction Document. This Second Amendment shall constitute a Transaction Document.

Section 3.6    Miscellaneous. Sections 7.4, 7.7, 7.8, 7.9 and 7.10 of the Original Agreement are incorporated by reference in and shall apply to this Second Amendment as if set out herein in their entirety.

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be duly executed as of the date first above written.

SMITHFIELD FOODS, INC.

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SFFC, INC.

By: /s/ Jeffrey A. Porter
Name: Jeffrey A. Porter
Title: President

FARMLAND FOODS, INC.

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

THE SMITHFIELD PACKING COMPANY, INCORPORATED

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

JOHN MORRELL & CO.

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

ARMOUR-ECKRICH MEATS LLC

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SMITHFIELD GLOBAL PRODUCTS, INC.

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

PREMIUM PET HEALTH, LLC

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

PATRICK CUDAHY, LLC

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President

SMITHFIELD SPECIALTY FOODS GROUP, LLC

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President and Treasurer

AMERICAN SKIN FOOD GROUP, LLC

By: /s/ Timothy Dykstra
Name: Timothy Dykstra
Title: Vice President, Treasurer

SMITHFIELD OF CANADA, LTD.

By: /s/ Robert W. Manly, IV
Name: Robert W. Manly, IV
Title: Executive Vice President

SMITHFIELD RECEIVABLES FUNDING, LLC
By: SFFC, Inc., its managing member

By: /s/ Jeffrey A. Porter
Name: Jeffrey A. Porter
Title: President

Consented to by:

COÖPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., “RABOBANK NEDERLAND”, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

By: /s/ Christopher Lew
Name: Christopher Lew
Title: Vice President

By: /s/ Dana Hartman
Name: Dana Hartman
Title: Executive Director

EXHIBIT A

Principal Places of Business; Location(s) of Records;
Federal Employer Identification Number; Other Names
SMITHFIELD RECEIVABLES FUNDING LLC
Place of Business: Delaware
Locations of Records: 3411 Silverside Rd, 103 Baynard Bldg, Wilmington, DE 19810
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

SFFC, INC.
Place of Business: Delaware
Locations of Records: 103 Baynard Building, 3411 Silverside Road, Wilmington, DE 19810
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

FARMLAND FOODS, INC.
Place of Business: Delaware
Locations of Records: 11500 NW Ambassador Drive, Suite 500, Kansas City, MO 64153
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:
Note: Farmland Foods, Inc. is the successor in interest by merger of Farmland Distribution Inc. and North Side Foods Corp.

JOHN MORRELL & CO.
Place of Business: Delaware
Locations of Records: 805 East Kemper Road, OH 45246-2515
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

AMOUR-ECKRICH MEATS LLC
Place of Business: Delaware
Locations of Records: 4225 Naperville Road, Suite 600, Naperville, IL 60532
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

PREMIUM PET HEALTH, LLC
Place of Business: Delaware
Locations of Records: 1485 E. 61st Ave., Denver, CO 80216
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

PATRICK CUDAHY, LLC
Place of Business: Delaware
Locations of Records: One Sweet Apple-Wood Lane, Cudahy, WI 53110
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:
Note: Formerly known as Patcud Merger Sub, LLC. Patrick Cudahy Incorporated, PC Express, Inc. and 814 Americas, Inc. merged into Patrick Cudahy, LLC

SMITHFIELD PACKING COMPANY, INCORPORATED
Place of Business: Delaware
Locations of Records: 111 Commerce Street, Smithfield, VA 23430
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

SMITHFIELD GLOBAL PRODUCTS, INC.
Place of Business: Delaware
Locations of Records: 370 East Maple Ave., Suite 302, Langhorne, PA 19047
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

SMITHFIELD OF CANADA LTD.
Place of Business: Ontario, Canada
Locations of Records: 66 Wellington Street West, Suite 5300, Toronto ON M5K 1E6, Canada
Legal, Trade and Assumed Names: None
Corporation Number:

SMITHFIELD SPECIALTY FOODS GROUP, LLC
Place of Business: Delaware
Locations of Records: 8012 Hankins Industrial Park Rd., Toano, Virginia 23168
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

AMERICAN SKIN FOOD GROUP, LLC
Place of Business: North Carolina
Locations of Records: 140 Industrial Drive, Burgaw, NC 28425
Federal Employer Identification Number:
Legal, Trade and Assumed Names: None
Organizational Identification Number:

EXHIBIT B

Lock-boxes; Collection Accounts; Collection Banks

Lock-Box	Related Collection Account
____________________________	Account No. _________________ ____________________________ ABA No. ____________________
____________________________	Account No. _________________ ____________________________ ABA No. ____________________
____________________________	Account No. _________________ ____________________________ ABA No. ____________________
____________________________	Account No. _________________ ____________________________ ABA No. ____________________
____________________________	Account No. _________________ ____________________________ ABA No. ____________________
____________________________	Account No. _________________ ____________________________ ABA No. ____________________

____________________________	Account No. _________________ ____________________________ ABA No. ____________________
____________________________	Account No. _________________ ____________________________ ABA No. ____________________
____________________________	Account No. _________________ ____________________________ ABA No. ____________________
____________________________	Account No. _________________ ____________________________ ABA No. ____________________